SEMI-ANNUAL REPORT

FPA PARAMOUNT FUND, INC.

[FPA Fund Distributor, Inc. LOGO]
Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

37657                      MARCH 31, 2003

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     It has now been three years since Steve Geist and I assumed the management of the FPA Paramount Fund. This has coincided almost exactly with one of the worst periods in stock market history, as is illustrated by the 40% decline in the S&P 500 and the 70% drop in the Nasdaq.

     Although Paramount"s recent performance has been a disappointment, with an 8% decline for the past quarter, it has preserved shareholder capital remarkably well for the 3-year period as a whole, with a flat performance, compared to a near 25% loss for benchmark Russell 2500.


                     PERIODS ENDED MARCH 31, 2003
            ----------------------------------------
                        SIX     ONE      TWO    THREE
             QUARTER  MONTHS   YEAR    YEARS*  YEARS*
             -------  ------   ----    -----   -----
Paramount    (8.5)%  (4.2)%  (25.0)%    0.2%    0.2%
Russell 2500 (4.1)%   2.3%   (24.0)%  (12.6)% (24.4)%
S & P 500    (3.2)%   5.0%   (24.8)%  (24.5)% (40.9)%
Nasdaq        0.4%   14.4%   (27.3)%  (27.1)% (70.7)%

* Total return, not annualized

     One company which Paramount has owned since early 2001 recently provided us with an opportunity to increase the position size at attractive prices.

     SCANSOURCE is a distributor of specialty technology products which sells about 23,000 products from over 60 vendors to over 13,000 value added resellers. It specializes in three categories:

      - Automatic data collection
        (bar code printers and scanners)

      - Point of Sale
        (computer based "cash registers")

      - Business Telephony Systems

     Distribution channels for the products that ScanSource sells have evolved through three stages:

     1)   Direct sales by manufacturers to end users.

     2) Single-tier distribution in which manufacturers sell to value-added resellers, who in turn sell directly to end-users.

     3) Two-tier distribution, in which manufacturers sell to wholesale distributors, including ScanSource, who sell only to resellers, who then sell to end-users.

     Although this evolution has increased the complexity of the distribution process, it is a response to changes in the marketplace, and in fact has made distribution lower cost and more efficient. The drivers of this channel evolution include:

     - Cost reduction/outsourcing -- Declining prices for many technology products make direct sales calls by manufacturers too expensive. In addition, manufacturers want to focus on product management and shift other functions to resellers and distributors. These tasks include marketing, technical support, inventory management and fulfillment, and credit.

     - Multi-Vendor Solutions -- Open systems encourage configurations which include products from a variety of manufacturers. Integrating these products into a successful solution is best done by a value-added reseller or systems integrator.

     An illustration may help the reader to understand this process. Let"s suppose a developer is building an office building and wishes to provide paid parking for tenants and guests. He does not have the expertise internally to evaluate and install the products needed to operate this parking system, which include tenant ID cards, ticket printers and scanners, and the computer software and hardware needed to manage the system. Instead, he uses a value-added reseller who configures the system, specifies and purchases its component products, and installs, integrates and maintains the system. In turn, the value-added reseller finds it much more convenient to purchase all the system components from a single distributor, rather than many manufacturers.

     As this evolution has progressed, the percent of sales going through indirect channels (value-added resellers and systems integrators) has increased, as has the percent of this business being served by two-step distribution.

     This has greatly benefited ScanSource, which has been able to grow because of expansion in the underlying market for its products, as well as from the increased share of its served markets moving through distributors.

     ScanSource has always had an intense focus on earning high returns on invested capital. It is constantly reviewing vendor and customer relationships, as well as individual product lines, for profitability. When necessary, it seeks adjustment to gross margin, value added services provided, or working capital levels to insure that its return targets are met.

     As a result, ScanSource has achieved excellent financial results over the years. Return on equity exceeds 20% and the company has grown assets and revenues at over 30% -- especially impressive as the company has raised no new equity since 1998 and has held debt as a percent of capital to only 25%. Although we do not expect this very rapid growth of the past to continue, we believe that more modest 10-15% growth with continued high returns on capital is a reasonable expectation.

     Our purchase opportunity in ScanSource results from a slowdown in revenue growth which we believe is driven mostly by management disarray at two major ScanSource vendors (Symbol Technologies and Avaya) as well as temporary profit pressures associated with expansion in Europe and distribution changes in low-end telephony systems. We believe these issues are transient and our recent purchase of ScanSource stock at a PE of just 11x will be well rewarded over the long term.

Respectfully submitted,


/s/ Eric S. Ende
Eris S. Ende
President
April 30, 2003

                             HISTORICAL PERFORMANCE

                                                  AVERAGE ANNUAL TOTAL RETURN
                                                  PERIODS ENDED MARCH 31, 2003
                                                  ----------------------------
                                           1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                           ------      -------    -------    --------
FPA Paramount Fund, Inc. (NAV)            (24.98)%     0.06%      (9.97)%     1.37%
FPA Paramount Fund, Inc.
  (Net of Sales Charge)                   (28.92)%    (1.72)%    (10.94)%     0.82%
Lipper Small-Cap Core Average             (25.86)%    (3.84)%     (0.30)%     7.68%
Russell 2500 Index                        (24.00)%    (8.91)%     (1.22)%     8.33%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended March 31, 2003 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Small-Cap Core Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value
(NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2003


                                                                          SHARES
                                                                         --------
NET PURCHASES
COMMON STOCKS
CEC Entertainment, Inc.                                                    4,500
CarMax, Inc.                                                              49,500
Engelhard Corporation                                                     10,000
Knight Transportation, Inc.                                                9,000
North Fork Bancorporation, Inc. (1)                                       55,000
OM Group, Inc.                                                            10,000
Plantronics, Inc.                                                         10,000
Renal Care Group, Inc.                                                    34,000
ScanSource Inc.                                                           34,400

NET SALES
COMMON STOCKS
Circuit City Stores, Inc. (2)                                            115,000
Graco Inc.                                                                46,400
Landauer, Inc.                                                            45,000
Lincare Holdings Inc.                                                     10,000
Manitowoc Company, Inc., The                                              13,000
Noble Corporation                                                          3,000
Office Depot, Inc.                                                         5,000
SanDisk Corporation                                                       10,000
Zebra Technologies Corporation (Class A)                                  12,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2003


COMMON STOCKS                                           SHARES          VALUE
-----------------------------------------             ----------     -----------
PRODUCER DURABLE GOODS -- 20.8%
Cognex Corporation*                                      120,000     $ 2,540,400
Crane Co.                                                104,000       1,811,680
Denison International plc (ADR)*                         110,000       1,837,000
Donaldson Company, Inc.                                   22,000         804,760
Graco Inc.                                                91,600       2,573,960
IDEX Corporation                                          70,500       2,044,500
Manitowoc Company, Inc., The                              62,500       1,050,625
Zebra Technologies Corporation (Class A)*                 38,000       2,447,200
                                                                     -----------
                                                                     $15,110,125
                                                                     -----------
TECHNOLOGY -- 13.3%
Advanced Fibre Communications, Inc.*                     170,000     $ 2,573,800
KEMET Corporation*                                        80,000         624,000
Plantronics, Inc.*                                        95,000       1,387,950
SanDisk Corporation*                                     260,000       4,373,200
TriQuint Semiconductor, Inc.*                            248,746         701,463
                                                                     -----------
                                                                     $ 9,660,413
                                                                     -----------
ENERGY -- 10.8%
Cal Dive International, Inc.*                            132,400     $ 2,384,524
Noble Corporation*                                        88,000       2,764,960
Tidewater Inc.                                            95,000       2,728,400
                                                                     -----------
                                                                     $ 7,877,884
                                                                     -----------
HEALTH CARE -- 10.1%
Landauer, Inc.                                            19,000     $   697,300
Lincare Holdings Inc.*                                    90,000       2,762,100
Ocular Sciences, Inc.*                                   123,000       1,709,700
Renal Care Group, Inc.*                                   70,000       2,182,600
                                                                     -----------
                                                                     $ 7,351,700
                                                                     -----------
BUSINESS SERVICES & SUPPLIES -- 9.0%
HON INDUSTRIES Inc.                                       80,000     $ 2,280,000
Manpower Inc.                                             65,000       1,942,200
Office Depot, Inc.*                                      200,000       2,366,000
                                                                     -----------
                                                                     $ 6,588,200
                                                                     -----------

                                                             SHARES OR
                                                             PRINCIPAL
COMMON STOCKS -- CONTINUED                                    AMOUNT        VALUE
-----------------------------------------                   ------------  -----------
RETAILING -- 6.5%
CarMax, Inc.*                                                    99,996   $ 1,456,942
O'Reilly Automotive, Inc.*                                      120,600     3,268,260
                                                                          -----------
                                                                          $ 4,725,202
                                                                          -----------
BANKING -- 6.0%
National Commerce Financial Corporation                         115,000   $ 2,725,500
North Fork Bancorporation, Inc.                                  55,000     1,619,750
                                                                          -----------
                                                                          $ 4,345,250
                                                                          -----------
DISTRIBUTION -- 5.4%
Black Box Corporation*                                           60,000   $ 1,777,800
ScanSource, Inc.*                                               115,000     2,156,250
                                                                          -----------
                                                                          $ 3,934,050
                                                                          -----------
ENTERTAINMENT -- 4.5%
CEC Entertainment, Inc.*                                         40,000   $ 1,088,400
Carnival Corporation                                             90,000     2,169,900
                                                                          -----------
                                                                          $ 3,258,300
                                                                          -----------
MATERIALS -- 3.3%
Engelhard Corporation                                            90,000   $ 1,927,800
OM Group, Inc.                                                   60,000       525,000
                                                                          -----------
                                                                          $ 2,452,800
                                                                          -----------
CONSUMER DURABLE GOODS -- 3.2%
Clayton Homes, Inc.                                             210,000   $ 2,318,400
                                                                          -----------
TRANSPORTATION -- 1.0%
Knight Transportation, Inc.*                                     36,000   $   708,840
                                                                          -----------

TOTAL COMMON STOCKS -- 93.9% (Cost $71,090,513)                           $68,331,164
                                                                          -----------
SHORT-TERM INVESTMENTS -- 5.9% Short-term Corporate Notes:
  AIG Funding, Inc. -- 1.23% 4/1/03                         $ 2,000,000   $ 2,000,000
  General Electric Company -- 1.22% 4/7/03                    2,245,000     2,244,544
                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,244,544)                            $ 4,244,544
                                                                          -----------
TOTAL INVESTMENTS -- 99.8% (Cost $75,335,057)                           $  72,575,708
Other assets and liabilities, net -- 0.2%                                     168,428
                                                                          -----------
TOTAL NET ASSETS -- 100%                                                  $72,744,136
                                                                          ===========


* Non-income producing security

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2003


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $71,090,513)                            $  68,331,164
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                              4,244,544    $  72,575,708
                                                               -------------
  Cash                                                                                    404
  Receivable for
    Capital Stock sold                                         $     275,408
    Dividends and accrued interest                                    29,675          305,083
                                                               -------------    -------------
                                                                                $  72,881,195

LIABILITIES
  Payable for:
    Advisory fees and financial services                       $      51,414
    Accrued expenses                                                  45,100
    Capital stock repurchased                                         40,545          137,059
                                                               -------------    -------------

NET ASSETS                                                                      $  72,744,136
                                                                                =============
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 9,344,557 shares                            $   2,336,139
  Additional Paid-in Capital                                                      250,029,414
  Accumulated net realized loss on investments                                   (176,399,952)
  Accumulated net investment loss                                                    (462,116)
  Unrealized depreciation of investments                                           (2,759,349)
                                                                                -------------

NET ASSETS                                                                      $  72,744,136
                                                                                =============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                           $7.78
                                                                                        =====
  Maximum offering price per share
   (100/94.75 of per share net asset value)                                             $8.21
                                                                                        =====

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2003



INVESTMENT INCOME
    Interest                                                                     $     18,669
    Dividends                                                                         268,506
                                                                                  -----------
                                                                                  $   287,175
EXPENSES
    Advisory fees                                                  $   274,522
    Transfer agent fees and expenses                                    75,398
    Financial services                                                  38,388
    Audit fees                                                          32,400
    Directors' fees and expenses                                        20,721
    Registration fees                                                   15,345
    Custodian fees and expenses                                         11,966
    Reports to shareholders                                              6,951
    Insurance                                                            2,801
    Legal fees                                                           1,925
    Other expenses                                                         800
                                                                   -----------
                                                                   $   481,217
    Reimbursement from Investment Advisor                              (22,337)       458,880
                                                                   -----------    -----------
            Net investment loss                                                   $  (171,705)
                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)   $ 5,394,306
    Cost of investment securities sold                               5,064,563
                                                                   -----------
        Net realized gain on investments                                          $   329,743

Unrealized appreciation (depreciation) of investments:
    Unrealized appreciation at beginning of period                 $   743,516
    Unrealized depreciation at end of period                        (2,759,349)
                                                                   -----------
        Unrealized depreciation of investments                                     (3,502,865)
                                                                                  -----------
            Net realized and unrealized loss on investments                       $(3,173,122)
                                                                                  -----------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                 $(3,344,827)
                                                                                  ===========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS




                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                   MARCH 31, 2003                   SEPTEMBER 30, 2002
                                          -------------------------------    -------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment loss                     $   (171,705)                         $   (288,180)
  Net realized gain on investments             329,743                             2,451,400
  Unrealized depreciation
    of investments                          (3,502,865)                           (1,756,170)
                                          ------------                          ------------

Increase (decrease) in net assets
  resulting from operations                               $ (3,344,827)                               $  407,050

Distributions to shareholders from
  net investment income                                          --                                     (110,319)
Capital Stock transactions:
  Proceeds from Capital Stock sold        $ 11,595,982                          $ 50,312,449
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                --                                 100,531
  Cost of Capital Stock repurchased         (9,699,082)      1,896,900           (43,595,503)          6,817,477
                                          ------------    ------------          ------------        ------------
Total increase (decrease) in net assets                   $ (1,447,927)                             $  7,114,208
NET ASSETS
Beginning of period                                         74,192,063                                67,077,855
                                                          ------------                              ------------
End of period                                             $ 72,744,136                              $ 74,192,063
                                                          ============                              ============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                 1,373,519                                 5,291,068
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions                                                  --                                       10,439
Shares of Capital Stock repurchased                         (1,163,867)                               (4,553,713)
                                                          ------------                              ------------
Increase in Capital Stock
  outstanding                                                  209,652                                   747,794
                                                          ============                              ============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



                                                              SIX
                                                            MONTHS
                                                             ENDED
                                                             MARCH               YEAR ENDED SEPTEMBER 30,
                                                              31,     -------------------------------------------------------
                                                             2003       2002       2001      2000        1999         1998
                                                           --------    -------   --------   -------    --------    ---------
Per share operating performance:
Net asset value at beginning of period                     $   8.12    $   8.00  $   7.33   $   9.46  $     10.24  $   15.95
                                                           --------    --------  --------   --------  -----------  ---------
Income from investment operations:
 Net investment income (loss)                              $  (0.02)   $  (0.03) $   0.08   $   0.13  $      0.07  $    0.16
 Net realized and unrealized gain (loss)
    on investment securities                                  (0.32)       0.16      0.72      (2.17)       (0.77)     (3.77)
                                                           --------    --------  --------   --------  -----------  ---------
Total from investment operations                           $  (0.34)   $   0.13  $   0.80   $  (2.04) $     (0.70) $   (3.61)
                                                           --------    --------  --------   --------  -----------  ---------
Less distributions:
 Dividends from net investment income                         --       $  (0.01) $  (0.13)  $  (0.09) $     (0.08) $   (0.20)
 Distributions from net realized
    capital gains                                             --          --        --         --           --         (1.90)
                                                           --------    --------  --------   --------  -----------  ---------
  Total distributions                                         --       $  (0.01) $  (0.13)  $  (0.09) $     (0.08) $   (2.10)
                                                           --------    --------  --------   --------  -----------  ---------
Net asset value at end of period                           $   7.78    $   8.12  $   8.00   $   7.33  $      9.46  $   10.24
                                                           ========    ========  ========   ========  ===========  =========
Total investment return*                                      (4.19)%      1.63%    11.11%    (21.73)%      (6.79)%   (24.76)%
Ratios/supplemental data:
Net assets at end of period (in $000's)                        72,744     74,192    67,078      73,235      171,220   385,845
Ratio of expenses to average net assets:
 Before reimbursement from Investment Adviser                  1.25%+      1.18%     1.28%      1.22%        1.03%      0.92%
 After reimbursement from Investment Adviser                   1.19%+      1.17%     1.20%      1.17%        1.03%      0.92%
Ratio of net investment income (loss) to average assets:
 Before reimbursement from Investment Adviser                 (0.50)%+    (0.34)%    0.84%      1.18%        0.57%      1.14%
 After reimbursement from Investment Adviser                  (0.45)%+    (0.34)%    0.92%      1.22%        0.57%      1.14%
Portfolio turnover rate                                           14%+        14%      16%        76%          21%        68%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2003 is not annualized.
+   Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2003

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation
             Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax
              No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

             Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.       Use of Estimates
              The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

       Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $5,203,648 for the six months ended March 31, 2003. Realized gains or losses are based on the specific-certificate identification method. There were no material differences between the amounts reported in the financial statements at March 31, 2003 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2003 for federal income tax purposes was $8,499,767 and $11,259,116, respectively. The Fund currently has accumulated net realized losses in the amount of $176,393,983 which can be carried forward to offset future gains. The ability to carry these losses forward expires as follows; $103,938,404 in 2007, $1,128,157 in 2008 and $71,327,422 in 2009.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

       Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1"% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. For the six months ended March 31, 2003 the Adviser reduced its fee by $22,337 to reimburse the Fund for expenses in excess of this limit.

       For the six months ended March 31, 2003, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR
       For the six months ended March 31, 2003, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $41,201 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.

                        DIRECTOR AND OFFICER INFORMATION


                                  POSITION(S)                                       PORTFOLIOS IN
                                  WITH FUND/           PRINCIPAL OCCUPATION(S)      FUND COMPLEX      OTHER
     NAME, AGE & ADDRESS          YEARS SERVED         DURING THE PAST 5 YEARS        OVERSEEN     DIRECTORSHIPS
     -------------------          ------------         -----------------------        --------     --------------
Willard H. Altman, Jr. -- (67)     Director*         Retired. Formerly, until 1995,   6
11400 W. Olympic Blvd., #1200      Years Served:     Partner of Ernst & Young LLP.
Los Angeles, CA  90064             Since 1/02

Leonard Mautner -- (85)            Director*         President, Leonard Mautner       2
11400 W. Olympic Blvd., #1200      Years Served: 22  Associates; and General
Los Angeles, CA  90064                               Partner, Goodman & Mautner Ltd.

John H. Rubel - (83)               Director*         President, John H. Rubel and
11400 W. Olympic Blvd., #1200      Years Served: 25  Associates, Inc.                 1
Los Angeles, CA  90064

John P. Shelton (82)
11400 W. Olympic Blvd., #1200      Director*         Professor Emeritus at UCLA        1        Genisco Systems, Inc.
Los Angeles, CA  90064             Years Served: 26  Graduate School of Management.


Eric S. Ende - (58)                Director*         Senior Vice President of the      3
11400 W. Olympic Blvd., #1200      President &       Adviser.
Los Angeles, CA  90064             Portfolio
                                   Manager
                                   Years
                                   Served:  3

Steven R. Geist (49)               Executive Vice    Vice President of the Adviser.
11400 W. Olympic Blvd., #1200      President &
Los Angeles, CA  90064             Portfolio
                                   Manager
                                   Years
                                   Served:  3

J. Richard Atwood -- (42)          Treasurer         Principal and Chief Operating              First Pacific
11400 W. Olympic Blvd., #1200      Years             Officer of Advisors,                       Inc. and FPA Fund
Los Angeles, CA  90064             Served:  6        the Adviser. President and Chief           Distributors, Inc.
                                                     Executive Officer of FPA Fund
                                                     Distributors, Inc.

Sherry Sasaki -- (48)              Secretary         Assistant Vice President and
11400 W. Olympic Blvd., #1200      Years Served: 20  Secretary of the Adviser and of
Los Angeles, CA  90064                                FPA Fund Distributors, Inc.

Christopher H. Thomas -- (46)      Assistant         Vice President and Controller of           FPA Fund
11400 W. Olympic Blvd., #1200      Treasurer         the Adviser and of FPA Fund                Distributors, Inc.
Los Angeles, CA  90064             Years             Distributors,  Inc.
                                   Served:  8

* Directors serve until their resignation, removal or retirement.

                            FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPRAX
CUSIP: 302546106
WEBSITE: www.fpafunds.com

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.